Report of Independent Accountants on Applying Agreed-Upon Procedures

Double Diamond, Inc. Double Diamond Funding-VIII, LLC 5495 Belt Line Road, Suite 200 Dallas, Texas 75254	12 November 2021

Re:        Double Diamond Funding-VIII, LLC (the “Issuer”)
Fixed Rate Mortgage-Backed Notes, Series 2021 (the “Notes”)
Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Double Diamond, Inc. (“Double Diamond”) and the Issuer (together with Double Diamond, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of mortgage loans contributed and sold to the Issuer which represent monies borrowed by persons to purchase underdeveloped lots of certain real estate developments (the “Mortgage Loans”) relating to the Issuer’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Double Diamond, on behalf of the Issuer, provided us with:
a.	Certain electronic data files:
i.
Labeled “FINAL POOL LIST SEC_DUMP_ALL EXCL 64 _103121.xlsx” and the corresponding record layout and decode information, as applicable (the “Base Initial Data File”), that Double Diamond, on behalf of the Issuer, indicated contains information relating to certain mortgage loans (the “Initial Mortgage Loans”) as of 31 October 2021 (the “Cut‑Off Date”),

ii.
Labeled “SEC_ALL EXCL 64_DBRS_RMBS_103121.xlsx” and the corresponding record layout and decode information, as applicable (the “Supplemental Initial Data File”), that Double Diamond, on behalf of the Issuer, indicated contains information relating to the:

(1)	Original loan-to-value ratio and
(2)	Maturity date
(the “Supplemental Characteristics”) for each Initial Mortgage Loan as of the Cut‑Off Date and
iii.
Labeled “E&Y Prefunding List.xlsx” and the corresponding record layout and decode information, as applicable (the “Subsequent Data File,” together with the Base Initial Data File and Supplemental Initial Data File, the “Provided Data Files”), that Double Diamond, on behalf of the Issuer, indicated contains information relating to certain mortgage loans (the “Subsequent Mortgage Loans”) as of the Cut-Off Date,

b.	Imaged copies of:
i.
The real estate sales contract, deed of trust note, note, agreement to transfer title and assumption of deed of trust note or other related documents (collectively and as applicable, the “Contract”) and

ii.	Certain printed screen shots from Double Diamond’s servicing system (the “System Screen Shots,” together with the Contract, the “Source Documents”)
that Double Diamond, on behalf of the Issuer, indicated relate to each Sample Mortgage Loan (as defined in Attachment A),
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, Double Diamond, on behalf of the Issuer, indicated that the Initial Mortgage Loans together with the Subsequent Mortgage Loans are expected to be representative of the Mortgage Loans.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A.  The Issuer is responsible for the Subject Matter, Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by Double Diamond, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Mortgage Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Double Diamond, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuer and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

12 November 2021

Attachment A Page 1 of 2
Procedures performed and our associated findings

1.
As instructed by Double Diamond, on behalf of the Issuer, we appended the information for each Initial Mortgage Loan on the Base Initial Data File with the corresponding Supplemental Characteristics, both as shown on the Supplemental Initial Data File.  The Base Initial Data File, as adjusted, is hereinafter referred to as the “Initial Data File.”

2.
As instructed by Double Diamond, on behalf of the Issuer, we randomly selected a sample of 75 Initial Mortgage Loans from the Initial Data File (the “Sample Initial Mortgage Loans”).  For the purpose of this procedure, Double Diamond, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Initial Mortgage Loans or the methodology they instructed us to use to select the Sample Initial Mortgage Loans from the Initial Data File.

For the purpose of the procedures described in this report, the 75 Sample Initial Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 75.

3.
As instructed by Double Diamond, on behalf of the Issuer, we randomly selected a sample of 15 Subsequent Mortgage Loans from the Subsequent Data File (the “Sample Subsequent Mortgage Loans,” together with the Sample Initial Mortgage Loans, the “Sample Mortgage Loans”).  For the purpose of this procedure, Double Diamond, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Subsequent Mortgage Loans or the methodology they instructed us to use to select the Sample Subsequent Mortgage Loans from the Subsequent Data File.

For the purpose of the procedures described in this report, the 15 Sample Subsequent Mortgage Loans are referred to as Sample Mortgage Loan Numbers 76 through 90.

4.
As instructed by Double Diamond, on behalf of the Issuer, we combined the information on the Initial Data File and Subsequent Data File.  The Initial Data File and Subsequent Data File, as combined, are hereinafter referred to as the “Data File.”

Attachment A Page 2 of 2
5.
For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (subject to the instruction(s) provided by Double Diamond, on behalf of the Issuer, described in the succeeding paragraph(s) of this Item), as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents or Data File, as applicable, subject to the instructions, assumptions and methodologies provided by Double Diamond, on behalf of the Issuer, described in the notes to Exhibit 1 to Attachment A.  The Source Document(s) that we were instructed by Double Diamond, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

For the purpose of this procedure, Double Diamond, on behalf of the Issuer, instructed us not to compare the original loan-to-value ratio and maturity date Sample Characteristics for each Sample Subsequent Mortgage Loan, which Double Diamond, on behalf of the Issuer, indicated were not included on the Data File.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Data File Field Name	Source Document	Note(s)
Account number	Account Number	Contract	i.
Borrower name	Name	Contract	ii., iii.
Current rate	Interest Rate	Contract	iv.
Step up date	Date Int Changed	Contract	v.
Step up rate	New Interest% Rate	Contract	v.
Development	Subdivision	Contract	ii., v.
First payment date	First Pymt Date	Contract
Total number of payments	Loan Term	(a) Contract or (b) Contract and recalculation	vi.
Current balance	Principle Balance	System Screen Shots	vii.
FICO score	Credit Score	System Screen Shots	viii.
Original loan-to-value ratio	OLTV	Recalculation	ix.
Maturity date	Maturity	Contract and recalculation	x.
Remaining term	Remaining Term	(a) Contract and recalculation or (b) Contract, System Screen Shots and recalculation	vii., xi.

Notes:

i.	For identification purposes only.

ii.
For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to ignore differences due to abbreviation, truncation or spelling errors.

iii.
For the purpose of comparing the borrower name Sample Characteristic for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to note agreement if the borrower name, as shown on the Data File, agreed to at least one borrower name, as shown in the Contract.  We performed no procedures to reconcile any differences that may exist relating to the information shown in the Contract.

Exhibit 1 to Attachment A

Notes:  (continued)

iv.
For the purpose of comparing the current rate Sample Characteristic for each Sample Mortgage Loan (except for the Sample Mortgage Loans described in the succeeding paragraph(s) of this note), Double Diamond, on behalf of the Issuer, instructed us to use the initial rate, as shown in the Contract.

For the purpose of comparing the current rate Sample Characteristic for each Sample Mortgage Loan with a step up date on or prior to the Cut-Off Date, as shown in the Contract, Double Diamond, on behalf of the Issuer, instructed us to use the step up rate, as shown in the Contract.

v.
Double Diamond, on behalf of the Issuer, instructed us not to compare the indicated Sample Characteristics for any Sample Mortgage Loan with a corresponding Sample Characteristic value of <blank> or “0,” as shown on the Data File.

vi.
For the purpose of comparing the total number of payments Sample Characteristic for each Sample Mortgage Loan (except for the Sample Mortgage Loans described in the succeeding paragraph(s) of this note), Double Diamond, on behalf of the Issuer, instructed us to use the total number of payments, as shown in the Contract.

For the purpose of comparing the total number of payments Sample Characteristic for each Sample Mortgage Loan with a step up rate, as shown in the Contract, Double Diamond, on behalf of the Issuer, instructed us to recalculate the total number of payments as the sum of the:
a.	Number of payments at the initial rate and
b.	Number of payments at the step up rate,
both as shown in the Contract.

vii.
Double Diamond, on behalf of the Issuer, indicated that certain of the System Screen Shots contained account activity that occurred after the Cut-Off Date.  For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to only consider account activity shown in the System Screen Shots that occurred on or prior to the Cut-Off Date.

viii.
For the purpose of comparing the FICO score Sample Characteristic for each Sample Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to note agreement if the FICO score value, as shown on the Data File, agreed to at least one FICO score, as shown in the System Screen Shots.  We performed no procedures to reconcile any differences that may exist relating to the information shown in the System Screen Shots.

Exhibit 1 to Attachment A

Notes:  (continued)

ix.
For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Initial Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to recalculate the original loan-to-value ratio by:

a.	Adding the purchase price to the sales tax, both as shown on the Data File,
b.	Subtracting the down payment, as shown on the Data File, from the result obtained in a. above,
c.	Dividing the result obtained in b. above by the sum of the purchase price and sales tax, both as shown on the Data File, and
d.	Rounding the result obtained in c. above to the second decimal (XX.XX%).

x.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Initial Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to recalculate the maturity date by:
a.	Adding the total number of payments, as shown in the Contract, to the prior extensions, as shown on the Data File,
b.	Subtracting one from the result obtained in a. above and
c.	Adding the result obtained in b. above (in months) to the first payment date, as shown in the Contract.

xi.
For the purpose of comparing the remaining term Sample Characteristic for each Sample Initial Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to recalculate the remaining term as the difference in months between the:

a.	Next due date, as shown on the Data File, and
b.	Maturity date, as calculated in note x. above.

For the purpose of comparing the remaining term Sample Characteristic for each Sample Subsequent Mortgage Loan, Double Diamond, on behalf of the Issuer, instructed us to recalculate the remaining term by subtracting the:
a.	Number of payments made on or prior to the Cut-Off Date, as shown in the System Screen Shots, from
b.	Total number of payments, as shown in the Contract
(and in accordance with any other applicable note(s)).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by Double Diamond, on behalf of the Issuer, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Mortgage Loan Number	Sample Characteristic	Data File Value	Source Document Value

48	FICO score	728	738

51	FICO score	759	732

55	FICO score	688	745

70	FICO score	733	800

72	FICO score	821	<Unable to locate>